                                                                    EXHIBIT 10.7

                          SUPPLEMENTAL AGREEMENT NO. 3

                                       TO

                           PURCHASE AGREEMENT NO. 2910

                               THE BOEING COMPANY

                                       AND

                            GOL TRANSPORTES AEREOS SA

                    RELATING TO BOEING MODEL 737-8EH AIRCRAFT

      THIS SUPPLEMENTAL AGREEMENT, entered into as of the 7th day of January 2005, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington (Boeing), and GOL TRANSPORTES AEREOS SA, a Brazilian corporation with its principal offices in Sao Paulo, Brazil (Buyer);

                              W I T N E S S E T H:

      WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the "Agreement") relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

      WHEREAS, Boeing and Buyer now wish to amend certain terms and conditions associated with the Agreement, and

      WHEREAS, Boeing and Buyer have agreed to the terms and conditions relating to the exercise of Buyer's purchase rights concerning five (5) Boeing Model 737-8EH aircraft, and

      WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

                      BOEING PROPRIETARY              GOT
P.A. No.2910
SA-3

1.    Table of Contents.

      Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 3 (SA-3) into the Purchase Agreement.

2.    Tables.

      Add the new Table 4, Aircraft Delivery. Description, Price, and Advance Payments, (attached hereto) in order to incorporate Buyer's exercise of five (5) purchase right aircraft to become firm contracted Aircraft, delivering in March, April, July, August, and September of 2007.

3.    Exhibits.

      3.1 Remove and replace, in its entirety, the Supplemental Exhibit BFE-1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE-1 (attached hereto) to depict and include revisions to the supplier decision dates and equipment on-dock requirement dates for the various buyer furnished equipment associated with the herein added SA-3 addition of five (5) Aircraft, as well as to add the new paragraph 3 regarding Buyer's responsibility to ensure that Buyer's BFE suppliers must meet the requirements of the U.S. Customs Service.

      3.2 Buyer's further adjustments to the aircraft configuration remain possible on a case-by-case basis, however any such further adjustments will be made in the form of a master change with the value of such master changes to be included in the final delivery invoice for each applicable Aircraft.

4.    Letter Agreements.

      4.1 Remove and replace, in its entirety, the Attachment A to Letter Agreement No. 6-1162-DME-0706, Purchase Right Aircraft, with a new and revised Attachment A (attached hereto) to now include the exercise of five (5) purchase right aircraft under SA-3.

      4.2 For the sake of clarity and understanding between the Parties, the terms and conditions of all Letter Agreements under the Purchase Agreement are understood to be fully available and will apply to purchase right aircraft that have been exercised to become firm purchased aircraft,

                      BOEING PROPRIETARY              GOT
P.A. No.2910
SA-3

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control,

EXECUTED IN DUPLICATE as of the day and year first above written,

THE BOEING COMPANY

By        /s/ [ILLEGIBLE]
   ----------------------------

Its       Attorney-In-Fact

GOL TRANSPORTES AEREOS SA

By /s/ Cte. David Barioni Neto/Henrique Constantino
  ----------------------------------------------------------
Cte. David Barioni Neto/Henrique Constantino

Its          VP Technical

Witnesses:

Cmte Fernando Sporleder Jr.

Director de Frota;

Cad. 00033-SAOPP

                      BOEING PROPRIETARY              GOT
P.A. No.2910
SA-3

                                TABLE OF CONTENTS

                                                                                SA
ARTICLES                                                                      NUMBER
--------                                                                      ------
   1.             Quantity, Model and Description
   2.             Delivery Schedule
   3.             Price
   4.             Payment
   5.             Miscellaneous

TABLE
   1.             Aircraft Information Table 1                                  SA-2
   2.             Aircraft Information Table 2                                  SA-2
   3.             Aircraft Information Table 3                                  SA-2
   4.             Aircraft Information Table 4                                  SA-3

EXHIBIT
   A.             Aircraft Configuration                                        SA-2
   B.             Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

   AE1.           Escalation Adjustment/Airframe and Optional Features
   BFE1.          BFE Variables                                                 SA-3
   CS1.           Customer Support Variables
   EE1.           Engine Escalation/Engine Warranty and Patent Indemnity
   SLP1.          Service Life Policy Components

                      BOEING PROPRIETARY              GOT
P.A. No.2910
SA-3

                                                                                SA
LETTER AGREEMENTS                                                              NUMBER
-----------------                                                              ------
2910-01           Customer Software
2910-02           Spares - Flight Crew Training Spare Parts Support
2910-03           Spares - Initial Provisioning
6-1162-DME-0706   Purchase Right Aircraft                                       SA-3
6-1162-DME-0707   Advance Payment Matters
6-1162-DME-0708   Technical Matters
6-1162-DME-0710   Performance Guarantees
6-1162-DME-0711   Promotional Support
6-1162-DME-0712   Special Matters
6-1162-DME-0713   Tailored Weight Program
6-1162-DME-0714   Demonstration Flight Waiver

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1      16      July            2004
SA-2      20      January         2005
SA-3      07      March           2005

                      BOEING PROPRIETARY              GOT
P.A. No.2910
SA-3

Attachment A to
6-1162-DME-0706

Record of Purchase Right Aircraft Exercised

                                                                    Remaining
Document                                           Aircraft       Un-exercised
Description    Effective Date                      Exercised        Aircraft
-----------    --------------                      ---------      ------------
PA-2910           17 May               2004            0              28
SA-1              16 July              2004            2              26
SA-2              20 January           2005            0              46
SA-2              20 January           2005            4              42
SA-3              07 March             2005            5              37

                      BOEING PROPRIETARY              GOT
P.A. No.2910
SA-3

                       TABLE 4 TO PURCHASE AGREEMENT 2910
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTOW: 737-800                   155.500   DETAIL SPECIFICATION:                         D0, 19A001-G (4/30/2004)
ENGINE MODEL CFM56-7B27/B1                               AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA:        jul/03       ECI-W Afm
AIRFRAME PRICE:                            $56.806.000   ENGINE PRICE BASE YEAR/ESCALATION FORMULA:           N/A         N/A
OPTIONAL FEATURES:                         $   592.400
                                           -----------
SUB-TOTAL OF AIRFRAME AND FEATURES:        $57.398.400   AIRFRAME ESCALATION DATA:
                                                         ------------------------
ENGINE PRICE (PER AIRCRAFT):               $         0   BASE YEAR INDEX (ECI):                                        165,0
AIRCRAFT BASK PRICE (EXCLUDING BFE/SPE):   $57.398.400   BASE YEAR INDEX (ICI):                                        136,8
                                           ===========
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:  $ 1.250.000
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE: $         0

REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL
ACCEPT:                                    $    85.000

                                                               ADVANCE ANT PER AIRCRAFT (ANTS. DUE/MOS. PRIOR TO DELIVERY):
                                         ESCALATION         ---------------------------------------------------------------
                         ESCALATION     ESTIMATE ADV                                         21/18/12/9/6
DELIVERY     NUMBER OF    FACTOR        PAYMENT BASE         AT SIGNING       24 MOS.           MOS.              TOTAL
DATE         AIRCRAFT   (AIRFRAME)      PRICE PER A/P            1%             4%               5%                30%
--------     ---------  -----------     -------------       ------------    ----------       -----------        -----------
mar-2007        1         1,1222         $64.412.000        $    559.120    $2.576.480        $3.220.600        $19.323.600
abr-2007        1         1,1254         $64.596.000        $    560.960    $2.583.840        $3.229.800        $19.378.800
jul-2007        1         1,1346         $65.124.000        $    566.240    $2.604.960        $3.256.200        $19.537.200
ago-2007        1         1,1378         $65.308.000        $    568.080    $2.612.320        $3.265.400        $19.592.400
set-2007        1         1,1416         $65.526.000        $    570.260    $2.621.040        $3.276.300        $19.657.800
Total:          5

                      BOEING PROPRIETARY              GOT
P.A. No.2910

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA

           Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

                             BOEING PROPRIETARY                              GOT


P.A. No.2910

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                   relating to

                          BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

      Customer will:

      1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                          Complete 2005

Galley Inserts                         Complete 2005

Seats (passenger)                      28 February 2005

Cabin Systems Equipment                Complete 2005

Miscellaneous Emergency Equipment      Complete 2005

Cargo Handling Systems                 ****N/A****

                             BOEING PROPRIETARY                              GOT

P.A. No.2910

2.    On-dock Dates

On or before MARCH 2005, Boeing will provide to Customer a BFE Requirements On Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

                     Item                                            Preliminary On-Dock Dates
----------------------------------------------------   ----------------------------------------------------
                                                       JUNE 2006
                                                       (Early roll-out to support flight test, r/o 11/7/05)

                                                       Aircraft

Seats                                                  4/19/06

Galleys/Furnishings                                    10/14/05

Miscellaneous Emergency Equipment                      10/14/05

* Emergency floor lighting will be deferred until
after flight test.  All other cabin lighting and
emergency egress lighting will be fully operational
per flight test requirements.  Estimated deferred
on-dock date for floor lighting,                       2/19/06

Electronics                                            8/21/05

Textiles/Raw Material                                  7/11/05

* All carpets and seat track covers will be deferred
until after flight test is complete. Estimated
on-dock                                                1/9/06

Cargo Systems                                          N/A

Provision Kits                                         N/A

Radomes                                                N/A

                             BOEING PROPRIETARY                              GOT

P.A. No.2910

             Item                   Preliminary On-Dock Dates
---------------------------------   -------------------------
                                    JULY 2006     AUGUST 2006

                                    Aircraft       Aircraft
                                    ---------     -----------
Seats                                5/19/06        6/21/06

Galleys/Furnishings                  5/12/06        6/14/06

Miscellaneous Emergency Equipment    5/12/06        6/14/06

Electronics                          3/19/06        4/21/06

Textiles/Raw Material                2/9/06         3/13/06

Cargo Systems                        N/A            N/A

Provision Kits                       N/A            N/A

Radomes                              N/A            N/A

             Item                     Preliminary On-Dock Dates
---------------------------------   ------------------------------
                                    SEPTEMBER 2006    OCTOBER 2006

                                       Aircraft         Aircraft
                                    --------------    ------------
Seats                                  7/21/06          8/23/06

Galleys/Furnishings                    7/14/06          8/16/06

Miscellaneous Emergency Equipment      7/14/06          8/16/06

Electronics                            5/21/06          6/23/06

Textiles/Raw Material                  4/10/06          5/15/06

Cargo Systems                          N/A              N/A

Provision Kits                         N/A              N/A

Radomes                                N/A              N/A

                             BOEING PROPRIETARY                              GOT

P.A. No.2910

             Item                     Preliminary On-Dock Dates
---------------------------------   ----------------------------
                                    NOVEMBER 2006     MARCH 2007

                                      Aircraft         Aircraft
                                    -------------     ----------
Seats                                 9/21/06          1/23/07

Galleys/Furnishings                   9/14/06          1/16/07

Miscellaneous Emergency Equipment     9/14/06          1/16/07

Electronics                           7/21/06          11/23/06

Textiles/Raw Material                 6/12/06          9/21/06

Cargo Systems                         N/A              N/A

Provision Kits                        N/A              N/A

Radomes                               N/A              N/A

             Item                     Preliminary On-Dock Dates
---------------------------------   ----------------------------
                                    APRIL 2007     JULY 2007 (1)

                                     Aircraft        Aircraft
                                    ----------     -------------
Seats                                2/20/07         5/22/07

Galleys/Furnishings                  2/13/07         5/15/07

Miscellaneous Emergency Equipment    2/13/07         5/15/07

Electronics                          1/16/07         3/22/07

Textiles/Raw Material                10/30/06        2/8/07

Cargo Systems                        N/A             N/A

Provision Kits                       N/A             N/A

Radomes                              N/A             N/A

                             BOEING PROPRIETARY                              GOT

P.A. No.2910

             Item                     Preliminary On-Dock Dates
---------------------------------   ----------------------------
                                    JULY 2007 (2)    AUGUST 2007

                                      Aircraft         Aircraft
                                    -------------    -----------
Seats                                 5/23/07          6/21/07

Galleys/Furnishings                   5/16/07          6/14/07

Miscellaneous Emergency Equipment     5/16/07          6/14/07

Electronics                           3/23/07          4/20/07

Textiles/Raw Material                 2/1/07           3/12/07

Cargo Systems                         N/A              N/A

Provision Kits                        N/A              N/A

Radomes                               N/A              N/A

             Item                       Preliminary On-Dock Dates
---------------------------------   ----------------------------------
                                    SEPTEMBER 2007    OCTOBER 2007 (1)

                                       Aircraft           Aircraft
                                    --------------    ----------------
Seats                                  7/21/07            8/23/07

Galleys/Furnishings                    7/14/07            8/16/07

Miscellaneous Emergency Equipment      7/14/07            8/17/07

Electronics                            5/21/07            6/22/07

Textiles/Raw Material                  4/9/07             5/10/07

Cargo Systems                          N/A                N/A

Provision Kits                         N/A                N/A

Radomes                                N/A                N/A

                             BOEING PROPRIETARY                              GOT

P.A. No.2910

             Item                          Preliminary On-Dock Dates
---------------------------------   ------------------------------------
                                    OCTOBER 2007 (2)    OCTOBER 2007 (3)

                                        Aircraft            Aircraft
                                    ----------------    ----------------
Seats                                   8/24/07             8/27/07

Galleys/Furnishings                     8/17/07             8/20/07

Miscellaneous Emergency Equipment       8/17107             8/20/07

Electronics                             6/25/07             6/27/07

Textiles/Raw Material                   5/11/07             5/14/07

Cargo Systems                           N/A                 N/A

Provision Kits                          N/A                 N/A

Radomes                                 N/A                 N/A

             Item                        Preliminary On-Dock Dates
---------------------------------   ------------------------------------
                                    NOVEMBER 2007 (1)   NOVEMBER 2007 (2)

                                        Aircraft             Aircraft
                                    -----------------   -----------------
Seats                                   9/21/07              9/24/07

Galleys/Furnishings                     9/14/07              9/17/07

Miscellaneous Emergency Equipment       9/14/07              9/17/07

Electronics                             7/21/07              7/24/07

Textiles/Raw Material                   6/8/07               6/11/07

Cargo Systems                           N/A                  N/A

Provision Kits                          N/A                  N/A

Radomes                                 N/A                  N/A

                             BOEING PROPRIETARY                              GOT

P.A. No.2910

             Item                        Preliminary On-Dock Dates
---------------------------------   ------------------------------------
                                    DECEMBER 2007 (1)   DECEMBER 2007 (2)

                                        Aircraft             Aircraft
                                    -----------------   -----------------
Seats                                    10/23/07            10/24/07

Galleys/Furnishings                      10/16/07            10/17/07

Miscellaneous Emergency Equipment        10/16/07            10/17/07

Electronics                              8/23/07             8/24/07

Textiles/Raw Material                    7/11/07             7/12/07

Cargo Systems                            N/A                 N/A

Provision Kits                           N/A                 N/A

Radomes                                  N/A                 N/A

             Item                        Preliminary On-Dock Dates
---------------------------------       ---------------------------
                                        APRIL 2008      AUGUST 2008

                                         Aircraft        Aircraft
                                        ----------      -----------
Seats                                    2/22/08          6/23/08

Galleys/Furnishings                      2/15/08          6/16/08

Miscellaneous Emergency Equipment        2/15/08          6/16/08

Electronics                              12/21/07         4/23/08

Textiles/Raw Material                    10/30/07         3/13/08

Cargo Systems                            N/A              N/A

Provision Kits                           N/A              N/A

Radomes                                  N/A              N/A

                             BOEING PROPRIETARY                              GOT

P.A. No.2910

             Item                        Preliminary On-Dock Dates
---------------------------------        -------------------------
                                             SEPTEMBER 2008

                                                Aircraft
                                             --------------
Seats                                            8/21/08

Galleys/Furnishings                              8/14/08

Miscellaneous Emergency Equipment                8/14/08

Electronics                                      6/20/08

Textiles/Raw Material                            4/9/08

Cargo Systems                                    N/A

Provision Kits                                   N/A

Radomes                                          N/A

             Item                                Preliminary On-Dock Dates
---------------------------------       -------------------------------------------
                                        FEBRUARY 2009 (1)         FEBRUARY 2009 (2)

                                             Aircraft                  Aircraft
                                        -----------------         -----------------
Seats                                        12/12/08                  12/15/08

Galleys/Furnishings                          12/5/08                   12/8/08

Miscellaneous Emergency Equipment            12/5/08                   12/15/08

Electronics                                  10/13/08                  10/15/08

Textiles/Raw Material                        8/29/08                   9/2/08

Cargo Systems                                N/A                       N/A

Provision Kits                               N/A                       N/A

Radomes                                      N/A                       N/A

                             BOEING PROPRIETARY                              GOT

P.A. No.2910

             Item                          Preliminary On-Dock Dates
---------------------------------        ------------------------------
                                         MARCH 2009      SEPTEMBER 2009

                                          Aircraft           Aircraft
                                         ----------      --------------
Seats                                     1/23/09            7/24/09

Galleys/Furnishings                       1/16/09            7/17/09

Miscellaneous Emergency Equipment         1/16/09            7/17/09

Electronics                               11/21/08           5/22/09

Textiles/Raw Material                     9/30/08            4/9/09

Cargo Systems                             N/A                N/A

Provision Kits                            N/A                N/A

Radomes                                   N/A                N/A

3.    Additional Delivery Requirements

Customer will insure that Customer's BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer's BFE, to comply with all applicable provisions of the U.S. Customs Service.

                             BOEING PROPRIETARY                              GOT

P.A. No.2910
SA-3